File No. 333-36796

Rule 497(c)

PROSPECTUS

May 11, 2006

[Logo] Ambassador Funds

Ambassador Broadmarket Plus Fund

Institutional Shares

Ambassador Funds are a series of mutual funds advised by professional portfolio managers at Ambassador Capital Management, L.L.C., Detroit, Michigan.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed upon the adequacy or accuracy of the information contained in this Prospectus.  It is a criminal offense to state otherwise.

TABLE OF CONTENTS

                                                                                                                                                           Page

FUND SUMMARY

3

Ambassador Broadmarket Plus Fund

3

Principal Investments and Strategies

3

Principal Risks

4

Performance Information

5

Fees and Expenses

5

Expense Examples

5

SUMMARY OF PRINCIPAL RISKS

6

Interest Rate Risk

6

Credit Risk

6

High Yield Risk

6

Market Risk

6

Issuer Risk

7

Liquidity Risk

7

Derivatives Risk

7

Equity Risk

7

Mortgage Risk

8

Management Risk

8

ORGANIZATION OF THE FUND

8

MANAGEMENT OF THE FUND

8

Ambassador Capital Management, L.L.C.

8

Portfolio Managers

9

CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

10

Securities Selection

10

Characteristics of Investments

10

Investment Techniques

13

Portfolio Turnover

16

Temporary Defensive Strategies

17

Changes in Investment Objectives and Policies

17

Credit Ratings and Unrated Securities

17

INVESTING IN THE FUND

17

How to Buy Shares

19

REDEEMING FUND SHARES

20

How to Redeem Shares

20

DIVIDENDS AND DISTRIBUTIONS

21

TAX CONSEQUENCES

21

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

22

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

22

SUMMARY OF BUSINESS CONTINUITY PLAN

22

NOTICE OF PRIVACY POLICY AND PRACTICES

22

Collection of Customer Information

22

Disclosure of Customer Information

23

Security of Customer Information

23

2

FUND SUMMARY

Ambassador Broadmarket Plus Fund

Investment Objective--

Fund Focus--

Average Portfolio Duration--

Seeks total return that exceeds

S&P 500 Stock Index derivatives

1 to 6 years

that of the Standard & Poor’s

backed by a portfolio of short and

500 Stock Index

intermediate maturity fixed income

securities

Credit Quality--

Dividend Frequency--

Fund Category--

B to Aaa; maximum 10% below Baa

 Declared and distributed quarterly

Equity-related

Principal Investments and Strategies

The Ambassador Broadmarket Plus Fund (the “Fund”) seeks to exceed the total return of the Standard & Poor’s 500 Stock Index (the “S&P 500”) by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities.  The Fund may invest in common stocks, options, futures, options on futures and swaps.  The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500.  The value of S&P 500 derivatives closely track changes in the value of the index.  However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in fixed income securities.  Ambassador Capital Management, L.L.C., the Fund’s investment adviser (the “Adviser”) actively manages the fixed income securities held by the Fund with a view toward enhancing the Fund’s total return.  The Adviser intends to invest in fixed income securities that will produce a weighted average maturity of between one and six years, depending on the Adviser’s forecast for interest rates.  The principal types of fixed income securities that the Adviser will focus on are corporate bonds, U.S. Treasury and agency obligations, and mortgage-backed bonds.  See “Characteristics and Risks of Securities and Investment Techniques” beginning on page 10, for a further discussion of the types of fixed income securities that the Fund may invest in.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. Common stocks.  The Fund is neither sponsored by nor affiliated with S&P.  The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.  As of March 31, 2006, the market capitalization of the companies in the S&P 500 ranged from $580 million to $372 billion.

Though the Fund does not normally invest directly in stocks of the S&P 500 companies, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks.  Individual stocks will be selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself.  The Adviser may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests.  Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.  The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depository Receipts.

3

Assets not invested in equity securities or derivatives may be invested in fixed income securities.  The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by the Adviser to be of comparable quality.  The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.  The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Among the principal risks of investing in the Broadmarket Plus Equity Fund which could adversely affect its net asset value, yield and total return, are:

●

Interest Rate Risk -- Changes in interest rates can affect the value of fixed income securities held by the Fund.  A rise in interest rates will result in a decline in the value of fixed income securities, while a decline in interest rates will result in an increase in the value of fixed income securities.  Fixed income securities with longer durations are more sensitive to changes in interest rates.

●

Credit Risk -- If an issuer of fixed rate securities, or the counterparty to a repurchase agreement or a loan of portfolio securities is unable or unwilling to pay principal and/or interest other otherwise honor its obligations, the Fund will lose money.

●

High Yield Risk -- The Fund may invest in so-called “junk bonds,” which may be subject to greater levels of interest rate, credit and liquidity risk than are investment grade fixed income securities.

●

Market Risk -- Market prices for securities may fluctuate due to factors affecting the securities markets generally, or affecting particular industries.  These fluctuations may not have any relationship to the issuer’s underlying performance or creditworthiness.

●

Issuer Risk -- The market value of a security may fluctuate for reasons relating to the issuer’s management, financial leverage or demand for its goods or services.

●

Liquidity Risk -- Securities may be difficult to sell or purchase because of a lack of interest in them; this may cause the Fund to have to pay more, or accept less, for a particular security than it might otherwise have to in an actively market.

●

Derivatives Risk -- Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, a reference rate or an index.  They are subject to several of the risks described in this summary, including liquidity risk, interest rate risk, market risk, credit risk and management risk.  They also involve the risk that changes in the value of the derivative do not correlate with changes in the underlying assets or other reference measurement.

●

Mortgage Risk -- Mortgage-related securities have additional risks due to prepayment patterns; when mortgages pay off sooner than scheduled, reinvesting the monies received at the same or higher interest rates may be difficult.

●

Management Risk -- As an actively managed portfolio of investments, the Fund is subject to the investment decisions of the portfolio managers, who will apply their own investment techniques and analyses when buying or selling securities.

●

Risk of Investment Loss -- As with all mutual funds, there can be no assurance against a loss of the Fund’s investments.

4

Please see “Summary of Principal Risks,” beginning on page 6, for a more complete description of these and other risks of investing in the Fund.

Performance Information

Performance is not provided for the Fund since it has not yet completed a full calendar year of operations.

Fees and Expenses

These tables describe the fees and expenses you may pay if you buy shares of the Broadmarket Plus Equity Fund:

Shareholder Fees (fees paid directly from your investment):

Maximum sales charge (load) imposed on purchases

None

Maximum sales charge (load) imposed on reinvested dividends

None

Maximum deferred sales charge (load)

None

Redemption fee

None

Wire transfer fee per requested transaction (see “Redemption of Shares”)(1)

$15

Overnight delivery fee for checks (see “Redemption of Shares”)

$15

________

(1)  $25 for foreign wire transfers.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Total

Management

Distribution

  Other

  Operating

      Fees(2)

(12b-1) Fees

Expenses

Expenses(2)

Institutional shares

0.40%

None

0.08%

0.48%

______

(1)

As a percentage of average daily net assets.  These expenses are estimates for the year ending July 31, 2006.

(2)

This is the contractual management fee.  The Adviser has contractually agreed until July 31, 2007, to waive a portion of its management fee so that the Fund’s Total Operating Expenses do not exceed 0.18% of the Fund’s average daily net assets for a fiscal year.

Expense Examples

The following examples may help you to compare the costs of investing in the Fund with the costs of investing in other mutual funds.  Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower.  These examples should not be considered as representing past or future performance or expenses of a fund.  You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses for a fund are as set forth in the table above, (2) the fund has a 5% annual return and (3) you redeem your shares at the end of each period.

1 Year

3 Years

Institutional shares

$49

$154

5

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund’s investments.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of the Fund are identified in the Fund Summary above and are described in this section.  The Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time.  Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.”  That section and “Investment Strategies and Policies” in the Statement of Additional Information (“SAI”) also include more information about the Fund, its investments and the related risks.  There is no guarantee that the Fund will be able to achieve its investment objective.  It is possible to lose money by investing in the Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.  Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.  Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

High Yield Risk

The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value due to factors affecting securities markets

6

generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques--Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  If the Fund invests in a derivative instrument it could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline due to factors which affect

7

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  Equity securities generally have greater price volatility than fixed income securities.

Mortgage Risk

If the Fund purchases mortgage-related securities it will be subject to certain additional risks.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, when the Fund holds mortgage-related securities it may exhibit additional volatility.  This is known as extension risk.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.  This is known as contraction risk.

Management Risk

The Fund is subject to management risk because it is actively managed.  The Adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

ORGANIZATION OF THE FUND

The Fund is a series of Ambassador Funds, a Delaware statutory trust.  As of the date of this Prospectus, the Fund offers one class of shares, Institutional Shares, which are offered to the public without any sales charge, load or 12b-1 fees.

MANAGEMENT OF THE FUND

The Board of Trustees of Ambassador Funds is responsible for generally overseeing the conduct of the Fund’s business.  Ambassador Capital Management, L.L.C. (“Adviser”), whose address is 211 West Fort Street, Suite 720, Detroit, Michigan 48226, serves as investment adviser to the Fund pursuant to an investment advisory agreement.  Subject to the supervision of the Board of Trustees of Ambassador Funds, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund.

Ambassador Capital Management, L.L.C.

The Adviser is an independent investment advisory firm registered with the Securities and Exchange Commission.  The Adviser was established in 1998 by President and Chief Executive Officer Brian T. Jeffries, formerly a partner and portfolio manager with Munder Capital Management from 1994 until 1998, where he was responsible for the management of fixed-income portfolios exceeding $1 billion in assets.  Before working at Munder, Mr. Jeffries was a fixed income fund manager with Woodbridge Capital Management, the investment management subsidiary of Comerica Bank, where he managed several fixed income mutual funds.

8

The Adviser specializes in the management of fixed income and cash portfolios for public and private sector clients, including retirement plans, municipalities, corporations, endowments and foundations.  As of April 30, 2006, the Adviser had approximately $534 million in assets under management.  For the investment management services provided by the Adviser, the Trust will pay to the Adviser at the end of each calendar month, out of the assets of the Fund, an investment advisory fee equal to one-twelfth (1/12th) of 0.40% of the Fund’s average daily net assets during each month.  In addition, the Adviser has agreed to waive a portion of this advisory fee for the period ending July 31, 2007, so that the total operating expenses of the Fund do not exceed 0.18% of the Fund’s average net assets for each fiscal year of operations.

Portfolio Managers

A team of professionals employed by the Adviser makes investment decisions for the Fund.  The team is comprised of Gary A. Schaefer (lead manager) Gregory A. Prost and Kathryn J. Nurre.  Mr. Schaefer and Ms. Nurre are responsible for individual securities selection, while Mr. Prost is responsible for overall guidance and portfolio advice.

Gary A. Schaefer, Vice President and Portfolio Manager.  Since June 1997, Mr. Schaefer has managed the Monetta Intermediate Bond Fund, the Monetta Government Money Market Fund and fixed income portion of the Monetta Balanced Fund.  Mr. Schaefer was a Managing Director of Lehman Brothers from 1984 to 1997.  He has been involved in various aspects of the fixed income discipline since 1971.  He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.

Gregory A. Prost, CFA, Chief Investment Officer, oversees the Adviser’s fixed income research and directs its fixed income strategy.  Prior to joining the Adviser, Mr. Prost was a partner and senior portfolio manager at Munder Capital Management from 1995 until 2000, where he was responsible for managing fixed income portfolios.  Mr. Prost earned the right to use the Chartered Financial Analyst designation.  He earned a B.A. from Kalamazoo College and an M.B.A. from Western Michigan University.

Kathryn J. Nurre, Vice President and Senior Portfolio Manager, has been the portfolio manager of Ambassador Capital Management, L.L.C. since 1998.  Ms. Nurre has over 15 years experience in the capital markets.  Prior to joining the Adviser, Ms. Nurre was director of short-term investments at Cranbrook Capital Management, Inc. (the investment management subsidiary of First of Michigan Corporation) from 1995 until 1998, where she was responsible for the management of over $500 million in client assets.  Ms. Nurre earned a B.A. from the University of Cincinnati.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

9

CHARACTERISTICS AND RISKS OF SECURITIES
AND INVESTMENT TECHNIQUES

This section provides additional information about some of the principal types of fixed income securities that the Fund may purchase and the investment techniques that may be used by the Fund from time to time.  Investing in these securities and using these investment techniques are discretionary, which means that the Adviser can decide whether or not to invest in or use them.  This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund.  As with any mutual fund, investors rely on the professional investment judgment and skill of the Adviser and the individual portfolio managers.  Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection

In selecting securities for the Fund, the Adviser develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques.  The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

Characteristics of Investments

The Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market.  The Adviser identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international.  Once investment opportunities are identified, the Adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads.  There is no guarantee that the Adviser’s security selection techniques will produce the desired results.

U.S. Government Securities.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.  U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Mortgage-Related and Other Asset-Backed Securities.  The Fund may invest in mortgage- or other asset-backed securities.  The Fund may invest all of its assets in such securities.  Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  Early repayment of principal on some mortgage-related securities

10

may expose a Fund to a lower rate of return upon reinvestment of principal.  When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.  If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase.  The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The Fund may invest in other asset-backed securities that have been offered to investors.

Corporate Debt Securities.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  When interest rates rise, the value of corporate debt securities can be expected to decline.  Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities.  Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities.  While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.  High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

11

They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.  The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.  If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.  Short-term increases in inflation may lead to a decline in value.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Convertible and Equity Securities.  The Fund may invest in convertible securities.  Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate.  The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.  However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.  A convertible security will normally also provide income and is subject to interest rate risk.  Convertible securities may be lower-rated securities subject to greater levels of credit risk.  The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.  Equity securities generally have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.  The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

12

Real Estate Investment Trusts (REITs).  REITs are pooled investment vehicles that own, and usually operate, income-producing real estate.  Some REITs also finance real estate.  If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.  Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types:  Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property.  They derive their income primarily from rents received and any profits on the sale of their properties.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments.  As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT.  These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.  Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow.  Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.  Mortgage REITs may be impacted by the quality of the credit extended.

Investment Techniques

Event-Linked Exposure.  The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.”  Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events.  Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events.  Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap.  Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.  Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked exposures may also be subject to liquidity risk.

Repurchase Agreements.  The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time.  If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds.  This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements maturing in more than seven days are considered illiquid securities.

13

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings.  The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings.  A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes.  The Fund will segregate assets determined to be liquid by the Adviser or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings.  Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.

The Fund may borrow money to the extent permitted under the 1940 Act.  This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets.  The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives.  The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).  The Fund may invest some or all of its assets in derivative instruments.  The Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.  A description of these and other derivative instruments that the Fund may use are described under “Investment Strategies and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  A description of various risks associated with particular derivative instruments is included in “Investment Strategies and Policies” in the Statement of Additional Information.  The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.  Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

14

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes.  Upon the expiration of a particular contract, the Adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found.  There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time.  The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest.  If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of inaccurate pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes.  Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.  Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.  In addition, the Fund’s use of derivatives may cause the Fund to realize higher

15

amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).  When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.  This risk is in addition to the risk that the Fund’s other assets will decline in value.  Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure.  Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Illiquid Securities.  The Fund may invest up to 15% of its net assets in illiquid securities.  Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees.  A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.  However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities.  For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.  Please see “Investment Objectives and Policies” in the Statement of Additional Information for details.  When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral.  Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.  The Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions.  A change in the securities held by the Fund is known as “portfolio turnover.”  The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.  High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of

16

securities and reinvestments in other securities.  Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates).  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it appropriate to do so.  When the Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of the Fund is fundamental and may be not be changed by the Board of Trustees without shareholder approval.  Unless otherwise stated, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities.  Appendix A to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P.  Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.  The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.  Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher- quality fixed income securities.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

INVESTING IN THE FUND

You may purchase shares of the Fund on any day that the New York Stock Exchange is open for trading.  Your purchase order must be received by the Fund’s transfer agent before the close of regular session trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time) to receive the net asset value calculated on that day.  Orders received after the close of regular session trading will receive the next calculated net asset value.

17

What Shares Cost

The offering price of a share is its net asset value.  The price for all purchase and redemption orders for shares of the Fund will be the next determined net asset value after such orders are considered received.  We do not impose any sales charges on the purchase of shares of the Broadmarket Plus Fund.

We calculate the net asset value per share for the Fund at 4:00 p.m., Eastern Time, or, if necessary, as of the close of business of the New York Stock Exchange.  If a market quotation for any security held by the Fund is not available, or if, in the Adviser’s judgment, the available market quotation does not accurately reflect fair value for a security, that security may be valued by another method that the Board of Trustees has determined to more accurately reflect its “fair value.”  The Board of Trustees has adopted valuation procedures for determining fair value and has delegated the day-to-day responsibility for fair value determinations to the Adviser.  Fair value determinations that materially affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board of Trustees.  In determining whether market prices are reliable or readily available, the Adviser monitors the information it receives in the ordinary course of its responsibilities to be aware of significant events that it believes in good faith will affect the market prices of securities held by the Fund.  These could include events affecting a specific company, the industry in which a company operates or events affecting the securities markets generally.  If the Adviser believes that it is necessary to determine a “fair value” for a security held by the Fund, it will use its best judgment and implement the procedures approved by the Board.  These fair valuation procedures are more fully described in our Statement of Additional Information.  Fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible.  There can be no assurance, however, that a fair valuation used on any given day will more accurately reflect the market value of a security that the market price of such security on that day.

About Purchases

We reserve the right to suspend the sale of shares of the Fund temporarily and the right to refuse any order to purchase shares of the Fund.  If we receive insufficient payment for a purchase, we will cancel the purchase and may charge you a fee.  In addition, you will be liable for any losses incurred by us in connection with the transaction.

Market Timing

The Fund reserves the right to reject any purchase order.  Short-term or excessive trading (so-called “market timing”) into and out of the Fund, especially in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs.  It may also dilute the value of the holdings of other shareholders in the Fund by causing the Fund to retain more cash than the Adviser would normally retain in order to meet unanticipated redemptions.  Accordingly, the Board of Trustees of Ambassador Funds has adopted policies and procedures designed to deter market timing.  The Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a 15-day period, and the Fund also reserves the right to reject any purchase order from any investor that the Adviser or the Administrator believes has a history of abusive

18

trading or whose trading, in their judgment, has been or may be disruptive to the Fund.  In making this judgment, Fund management may consider trading done in multiple accounts under common ownership or control.  These policies and procedures are applied consistently and uniformly to all shareholders.

Although the Adviser does not knowingly permit market timing of the Broadmarket Plus Fund, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated through these intermediaries.  We rely on the intermediaries to have procedures in place to assure that our policies are followed.

How to Buy Shares

1.

Verify Permissibility

•

Consult with your legal counsel to ensure compliance with any investment restrictions applicable to your situation

2.

Minimum investment requirements:

•

$1,000 for initial investments in the Broadmarket Plus Fund

•

No minimum for subsequent investments

3.

Call our Transfer Agent

•

1-800-992-0444

•

We will treat your order as having been received at the time your call is complete.

4.

Make payment

•

By check payable to Ambassador Broadmarket Plus Fund and sent to:

By Mail--

The Ambassador Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

By Overnight Delivery--

The Ambassador Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Avenue

Milwaukee, Wisconsin 53202

OR

•

By federal funds wire:

U.S. Bank, National Association

Milwaukee, Wisconsin

ABA #075000022

Credit U.S. Bancorp Fund Services

DDA #112-952-137

Ambassador Funds

Account Name [Shareholder’s Name]

Shareholder Account Number

19

REDEEMING FUND SHARES

You may redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  The price for all redemption orders for shares of the Fund will be the next determined net asset value after such orders are considered received.  Your redemption order must be received by the Fund’s transfer agent before the close of regular session trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time) to receive the net asset value calculated on that day.  Redemption orders received after the close of regular session trading will receive the next calculated net asset value.

About Redemptions

For redemption requests received prior to the applicable cut-off time, checks for redemption proceeds will be generally mailed on the next business day, and if the proceeds are to be sent by wire transfer, the proceeds will be wired on the next business day following receipt of the redemption request.  Proceeds to be wired will be wired to an account designated in writing by a shareholder at any domestic commercial bank that is a member of the Federal Reserve System.  Proceeds to be paid by check will be mailed to the shareholder’s address of record.

To the extent permitted by federal securities laws, we reserve the right to suspend the redemption of shares of the Fund temporarily under extraordinary market conditions such as market closures or restriction or suspension of trading by the Securities and Exchange Commission or in the event an emergency exists and a Fund cannot sell its assets or accurately determine the value of its assets.  Where payment for shares is made by check, we also reserve the right to postpone payment of a redemption request for up to ten days after the check for payment has been received.  We may terminate or modify the methods of redemption at any time.  In such case, you will be promptly notified.

Redemption Of Accounts With Balances Under Account Minimums

Due to the high cost of maintaining accounts with low balances, if your account balance for the Fund falls below $1,000, we may choose to redeem those shares and close that account without your consent.  We will not close any account which is held through a retirement plan or any account whose value falls below these minimums as a result of changes in the Fund’s net asset value.  If we plan to close your account, we will notify you and provide you with 30 days to add to your account balance.

How to Redeem Shares

1.

Call our Transfer Agent

•

1-800-992-0444

OR

Write

•

The Ambassador Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

20

2.

Provide the required information

•

Specify the Broadmarket Plus Fund

•

Your account number

•

The name and address on your account

•

For wire transfers, your financial institution’s wire transfer information (N.B. your financial institution may charge you a fee for handling this transaction)

•

The dollar amount or number of shares you wish to redeem

•

Your signature (for written requests)

•

If you request any redemption to be sent to an address other than the address on record with the Fund or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a signature guarantee in order to redeem

DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and gains on its investments.  When the Fund earns dividends and interest from its portfolio securities and distributes these earnings to shareholders, it is called a dividend distribution.  The Fund realizes capital gains when it sells securities for a higher price than it paid.  When these gains are distributed to shareholders, it is called a capital gain distribution.  The Fund declares and pays dividends quarterly and distributes its net realized capital gains, if any, annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits.  You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares.  You will treat the excess of any such distribution over your basis in your shares as gain from a sale of shares.  The Fund will pay dividend and capital gains distributions in additional shares of the Fund.  If you wish to receive either dividend or capital gains distributions, or both, in cash, you must either indicate this request on your account application form or notify us by calling 1-800-992-0444.

TAX CONSEQUENCES

There are many important tax consequences associated with investment in the Ambassador Funds.  Please read the summary below and consult your tax advisor regarding specific federal, state and local tax consequences applicable to your investment.

The Fund intends to distribute to shareholders dividends of its net investment income and distributions of capital gains.  Distributions of income, whether or not they are reinvested in Fund shares, may be subject to federal income tax.  In addition, sales of Fund shares and capital gains distributions may be subject to federal taxation.  The rate at which you may be taxed on the sale of Fund shares varies depending on the length of time you hold the Fund being sold.  The rate at which you may be taxed on capital gains distributions depends on the length of time the Fund holds the security.

Governmental entities which are shareholders of the Fund will not be subject to federal income tax on distributions from the Fund or on sales of the Fund’s shares.

21

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities held by the Broadmarket Plus Fund, and information on how the Adviser voted those proxies during the most recent 12-month period ended June 30, are available without charge, upon request, by calling us at 1-800-992-0444.  This information is also available on the Securities and Exchange Commission's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

A list of the full portfolio holdings for the Fund is available for distribution thirty days after the end of each calendar quarter.  A free copy can be obtained by calling the Adviser, toll free, at 1-800-992-0444.  This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within sixty days of each fiscal quarter end.    A complete description of the policies and procedures regarding the Fund’s disclosure of portfolio holdings may be found in the Fund’s Statement of Additional Information.

SUMMARY OF BUSINESS CONTINUITY PLAN

We are committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption.  Ambassador Funds, the Adviser, and the Administrator have adopted and regularly review a shared Business Continuity Plan designed to recover their critical business functions in the event of a severe business disruption.

All shareholder data and records are housed and maintained by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“USB”), in Milwaukee, Wisconsin.  Additionally, all Fund transactions (including purchases, redemptions and exchanges) are made exclusively through USB.

In the event of any disruptive occurrence that would adversely affect USB’s primary facilities, USB has developed a comprehensive business continuity plan that is designed to ensure that USB can continue to carry out its obligations on behalf of Ambassador Funds and fund shareholders.

NOTICE OF PRIVACY POLICY AND PRACTICES

Ambassador Funds recognizes and respects the privacy expectations of our customers.  We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Ambassador Funds or any of its separate investment portfolios (the “Funds”).

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

22

•

Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•

Account History, including information about the transactions and balances in a customer’s accounts; and

•

Correspondence, written, telephonic or electronic between a customer and a Fund or service providers to a Fund.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with a Fund to process or service a transaction at your request or as permitted by law – for example, sharing information with companies who maintain or service customer accounts for a Fund is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

Security of Customer Information

We require service providers to a Fund:

•

to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of a Fund; and

•

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of a Fund.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of a Fund.

23

You can find additional information about the Ambassador Broadmarket Plus Fund in the Ambassador Funds Annual and  Semi-Annual Reports to Shareholders and in the Fund’s Statement of Additional Information (“SAI”).  The Annual and Semi-Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings, management’s discussion of Fund performance, market conditions and investment strategies and, in the Annual Report only, the auditor’s report.  The SAI contains more detailed information on all aspects of the Fund and is incorporated by reference in (legally considered to be part of) this Prospectus.  To request a free copy of the current Ambassador Funds Annual or Semi-Annual Report to Shareholders or the Fund’s current SAI, to obtain other information about a Fund, or for any other shareholder request, write or call:

Ambassador Funds

211 West Fort Street, Suite 720

Detroit, Michigan 48226

1-800-992-0444

You can visit the SEC’s Internet Web site (http://www.sec.gov) to view the SAI, material incorporated by reference, and other information.  You can also obtain copies of this information, by visiting the SEC’s Public Reference Room in Washington, D.C. (phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’S Public Reference Section, Washington DC  20549-0102.  You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

Prospectus

Dated May 11, 2006

[Art work]

[LOGO]

Ambassdor Funds

Ambassador Broadmarket Plus Fund

Ticker

Symbol

AMFIX

Investment Adviser:

Ambassador Capital Management, L.L.C.

Trustees:

Nicholas J. DeGrazia

Ronald E. Hall

Brian T. Jeffries

Conrad W. Koski

Gregory A. Prost

Custodian:

24

U.S. Bank National Association

Cincinnati, Ohio

Administrator:

Fund Services Group, LLC

Wheaton, Illinois

Transfer Agent:

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

Counsel:

Dykema Gossett PLLC

Detroit, Michigan

Registered Independent Public
Accounting Firm:

KPMG LLP

Chicago, Illinois

Investment Company Act File No. 811-09941

25

File No. 333-36796

Rule 497(c)

STATEMENT OF ADDITIONAL INFORMATION

AMBASSADOR FUNDS

Ambassador Broadmarket Plus Fund

Institutional Shares

This Statement of Additional Information, also known as an SAI, should be read with the Prospectus for the Fund dated May 11, 2006.  This SAI is not a prospectus for the Fund itself.  To receive a copy of the Prospectus for the Fund, please write us or call 1-800-992-0444.

The audited financial statements of the Ambassador Broadmarket Plus Fund, together with the report of KPMG LLP, registered independent public accounting firm, will be contained in the Ambassador Funds Annual Report to Shareholders for the fiscal year ending July 31, 2006.  Ambassador Funds will furnish a copy of such Annual Report to shareholders, without charge, upon request made to Ambassador Funds, 211 West Fort Street, Suite 720, Detroit, Michigan 48226

Managed by:

Ambassador Capital Management, L.L.C.

211 West Fort Street, Suite 700

Detroit, MI 48226

May 11, 2006

TABLE OF CONTENTS

GENERAL INFORMATION

1

INVESTMENT STRATEGIES AND POLICIES

1

Mortgage-Related and Other Asset-Backed Securities

1

Bank Obligations

6

Loan Participations

6

Corporate Debt Securities

8

High Yield Securities (“Junk Bonds”)

8

Variable and Floating Rate Securities

9

Inflation-Indexed Bonds

9

Event-Linked Exposure

10

Convertible Securities

11

Warrants to Purchase Securities

11

Borrowing

12

Derivative Instruments

13

Swap Agreements and Options on Swap Agreements

16

When-Issued, Delayed Delivery and Forward Commitment Transactions

19

Illiquid Securities

19

Loans of Portfolio Securities

20

INVESTMENT POLICIES -- BROADMARKET PLUS FUND

20

Fundamental Investment Policies

20

Non-Fundamental Investment Restrictions

21

DISCLOSURE OF PORTFOLIO HOLDINGS

23

MANAGEMENT OF THE TRUST

23

Trustees and Officers

23

Compensation

25

Share Ownership

25

Indemnification of Trustees and Officers

26

Investment Adviser

26

Brokerage Transactions

28

Administrator and Fund Accountant

29

Transfer Agent

29

Custodian

29

Registered Independent Public Accounting Firm

30

Legal Counsel

30

Principal Holders of Securities

30

Code of Ethics

30

Proxy Voting Policies and Procedures

30

SHAREHOLDER RIGHTS

30

DETERMINATION OF NET ASSET VALUE

31

TAXATION

32

Tax Status of the Fund

32

Tax Status of Shareholders

32

PERFORMANCE INFORMATION

33

FINANCIAL STATEMENTS

33

ANTI-MONEY LAUNDERING PROGRAM

33

APPENDIX A--DESCRIPTION OF BOND RATINGS

A-1

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES OF AMBASSADOR

CAPITAL MANAGEMENT, L.L.C.

B-1

GENERAL INFORMATION

Ambassador Funds is a Delaware statutory trust established under a Declaration of Trust, dated March 22, 2000.  The Ambassador Broadmarket Plus Fund (the “Broadmarket Plus Fund” or the “Fund”) is a separate series of Ambassador Funds, and an open-end, diversified, management investment company.  Ambassador Funds offers other series of investment portfolios, and this Statement of Additional Information relates only to the Broadmarket Plus Fund.  At the date of this Statement of Additional Information, the Fund’s shares of beneficial interest (“shares”) are comprised of one class only -- Institutional Shares.  In the future, the Trust may consider the creation of an additional class or classes of shares for the Fund, as it has done for certain of its other series.

The Prospectus for the Fund describes the principal investment strategies employed to achieve the Fund’s investment objective and the principal risks associated with an investment in the Fund.  Below you will find more detail about each Fund’s investment policies and its types of investment strategies.

INVESTMENT STRATEGIES AND POLICIES

As stated in the Prospectus, the investment objective of the Broadmarket Plus Fund is to exceed the total return of the Standard & Poor’s 500 Stock Index (the “S&P 500”) by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities.  The Fund may invest in common stocks, options, futures, options on futures and swaps.  The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500.  The value of S&P 500 derivatives closely track changes in the value of the index.  However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in fixed income securities.  A description of the types of securities purchased by the Fund is contained in the Prospectus under the caption “Characteristics and Risks of Securities and Investment Techniques”.  There is no assurance that the Fund will achieve its objective.  Unless otherwise indicated, the investment policies of the Fund may be changed by the Board of Trustee of the Trust without shareholder approval.  Shareholders will be notified before any material change in these policies becomes effective.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  See “Mortgage Pass-Through Securities.”  The Broadmarket Plus Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.  See “Collateralized Mortgage Obligations.”

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the “Government National Mortgage Association,” or “GNMA”) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.  FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Broadmarket Plus Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The Broadmarket Plus Fund will not purchase mortgage-related securities or any other assets which in the Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test that is available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Adviser takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”).  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities.  See “Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities.”  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances the Broadmarket Plus Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”).  CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Broadmarket Plus Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities.  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Broadmarket Plus Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Broadmarket Plus Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Broadmarket Plus Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations.  The Broadmarket Plus Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Broadmarket Plus Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Broadmarket Plus Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Broadmarket Plus Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities.  Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future.  Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables (“CARS”).  CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.

Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARS may be affected by early pre-payment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Bank Obligations

Bank obligations in which the Broadmarket Plus Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits of U.S. banks.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Broadmarket Plus Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Loan Participations

The Broadmarket Plus Fund may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Broadmarket Plus Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Broadmarket Plus Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Broadmarket Plus Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Broadmarket Plus Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Broadmarket Plus Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Broadmarket Plus Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Broadmarket Plus Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Broadmarket Plus Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Broadmarket Plus Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks.  For example, if a loan is foreclosed, the Broadmarket Plus Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Corporate Debt Securities

The Broadmarket Plus Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which are considered “investment grade” obligations by any one of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.  For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.

Corporate income-producing securities may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Debt securities may be acquired with warrants attached.

High Yield Securities (“Junk Bonds”)

Investments in securities rated below investment grade that are eligible for purchase by the Broadmarket Plus Fund are described as “speculative” by both Moody’s and S&P.  Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.  These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Broadmarket Plus Fund may incur additional expenses to seek recovery.  In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.  The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which the Broadmarket Plus Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market.  When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.  The Adviser does not rely solely on credit ratings when selecting securities for the Broadmarket Plus Fund, and develops its own independent analysis of issuer credit quality.  If a credit rating agency changes the rating of a portfolio security held by the Broadmarket Plus Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Broadmarket Plus Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Broadmarket Plus Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed inverse floater, interest only (“IO”), or principal only (“PO”) securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Broadmarket Plus Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Broadmarket Plus Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Broadmarket Plus Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.”  Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena.  Some event-linked bonds are commonly referred to as “catastrophe bonds.”  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction).  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Broadmarket Plus Fund may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  In addition to the specified trigger events, event-linked bonds may also expose the Broadmarket Plus Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Broadmarket Plus Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet its credit quality requirements.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions.  The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset.  However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.  In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.   If a convertible security is called for redemption, the Broadmarket Plus Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.  The Broadmarket Plus Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Warrants to Purchase Securities

The Broadmarket Plus Fund may invest in or acquire warrants to purchase equity or fixed income securities.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate.  A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  As an operating policy, the Broadmarket Plus Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities.  Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Borrowing

The Broadmarket Plus Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets.  The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of its total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund.  To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  The Fund typically will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund (U.S. Dollar-Hedged)) of a Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.”  To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Derivative Instruments

Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes.  To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Broadmarket Plus Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

The Broadmarket Plus Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which the Broadmarket Plus Fund may enter into futures, futures options or forward contracts.  See “Taxation.”

Risks Associated with Futures Contracts and Options on Futures Contracts.  There are several risks associated with the use of futures contracts and futures options as hedging techniques.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options on futures contracts may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements

The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps.  To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  The Fund may also enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

The Broadmarket Plus Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Fund may be either the buyer or seller in a credit default swap transaction.  If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.  To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.  When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price.  Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Illiquid Securities

The Fund may invest up to 15% of their net assets in illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

INVESTMENT POLICIES -- BROADMARKET PLUS FUND

Fundamental Investment Policies

Set forth below are fundamental policies of the Broadmarket Plus Fund, which means that no change in the policy may be made without approval of the change by the vote of a majority of the outstanding shares of the Fund.

1.

The Fund will not issue senior securities, except that it may borrow money directly from banks or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments.  Any direct borrowings need not be collateralized.  The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.  In addition, the Fund will not sell any securities short or purchase any securities on margin, but it may seek to obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

2.

The Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

3.

The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

4.

The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5.

The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws

6.

The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.

The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Investment Restrictions

The Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

A.

The Fund may not invest more than 15% of its net assets (taken at market value at the time of the investment) in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that the Fund has purchased, securities or other liquid assets being used to cover such options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

B.

The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

C.

The Fund may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

D.

The Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.

To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction No. 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Mortgage-backed securities that are issued or guaranteed by the U.S.

Government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.

A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to disclose portfolio holdings within 30 days after the end of each calendar quarter.  A free copy of the list of portfolio holdings can be obtained by calling the Adviser, toll free, at 1-800-992-0444.  This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within sixty days of each fiscal quarter end.  The Fund discloses portfolio holdings in connection with the day-to-day operations and management of the Fund, including to the Fund’s custodian and auditors.  Portfolio holdings may also be disclosed to other service providers to the Fund, including pricing services, portfolio management and trading systems.  Nothing contained in the policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund’s business.  The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust.  Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.  Information pertaining to the Trustees and officers of the Trust is set forth below.

Name, Year of Birth, Position(s) with Trust and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen	Other Directorships Held(2)
DISINTERESTED TRUSTEES
Nicholas J. DeGrazia (1943) Trustee P.O. Box 38 North Street, MI 48049	Indefinite term; since 2000	Chairman of Shorewood Adventures, Inc., since 2005; Principal of Modesitt Associates, Inc. (management consulting firm) since 1997; Consultant of Lionel, L.L.C. from 1995-1996; President and Chief Operating Officer of Lionel Trains, Inc. from 1990 to 1999	2	None
Ronald E. Hall (1943) Trustee Bridgewater Interiors 4617 West Fort Street Detroit, MI 48209	Indefinite term; since 2000	President and CEO of Bridgewater Interiors, LLC, since 1998; President and Chief Executive Officer of the Michigan Minority Business Development Council from 1992 to 1998.	2	United American Healthcare Corporation

Conrad W. Koski (1945) Chairman and Trustee Ambassador Funds 211 West Fort Street Detroit, MI 48226	Indefinite term; since 2000	Retired 1997; President and Chief Executive Officer of First of Michigan Corporation from 1996-1997 and Executive Vice President and Chief Financial Officer from 1982-1996. Officer and Trustee of Cranbrook Funds from 1984 to 1997.	2	None
INTERESTED TRUSTEES(3)
Brian T. Jeffries (1965) President and Trustee Ambassador Funds 211 West Fort Street Detroit, MI 48226	Indefinite term; since 2000	Founder and President of Ambassador Capital Management, LLC since 1998; shareholder and Portfolio Manager of Munder Capital Management from 1994 to 1998.	2	None
Gregory A. Prost (1966) Trustee and Vice President Ambassador Funds 211 West Fort Street Detroit, MI 48226	Indefinite term; since 2000	Chief Investment Officer of Ambassador Capital Management, LLC, since 2000; shareholder and Senior Portfolio Manager of Munder Capital Management, Inc. from 1995 to 2000	2	None
OFFICERS WHO ARE NOT TRUSTEES
Kathryn J. Nurre (1954) Secretary Ambassador Funds 211 West Fort Street Detroit, MI 48226	Indefinite term; since 2000	Vice President and Senior Portfolio Manager of Ambassador Capital Management, LLC since 1998; Director of Short Term Investments of Cranbrook Capital Management from 1994 to 1998.	-	None
Maria C. De Nicolo (1949) Chief Compliance Officer Fund Services Group, LLC 1776-A S. Naperville Road Wheaton, IL 60187	Indefinite term; since 2004	President, Fund Services Group, LLC, since 2003; Secretary of Monetta Financial Services, Inc. from 1996 to present; Treasurer from 1996 to 2004; CFO from 1998 to 2004.	-	None
Lynn H. Waterloo (1957) Treasurer (CFO) Fund Services Group, LLC 1776-A S. Naperville Road Wheaton, IL 60187	Indefinite term; since 2004	Secretary, Fund Services Group, LLC, since 2003; CFO, Monetta Funds since 2004. Fund accountant for Monetta Funds from 1998 to 2004.	-	None
Gary R. Schaefer (1946) Assistant Secretary 1776-A S. Naperville Road Wheaton, IL 60187	Indefinite term; since 2003	Portfolio manager, Ambassador Capital Management, LLC since 2000; portfolio manager, Monetta Financial Services, Inc. from 1997 to 2001; Lehman Brothers FID from 1973 to 1997.	-	None
Derek Oglesby (1977) Assistant Secretary Ambassador Funds 211 West Fort Street Detroit, MI 48226	Indefinite term; since 2003	Research analyst, Ambassador Capital Management, LLC since 2000; investment research analyst with Conning Asset Management (Hartford, CT) from 1998 to 2000.	-	None

(1)  Each Trustee serves until he dies, resigns, or is removed; or, if sooner, until the election and qualification of his successor.  Each officer is elected annually.

(2)  Other directorships includes positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.

(3)  Messrs. Jeffries and Prost are “interested Trustees” because each holds a position as an executive officer and a principal owner of Ambassador Capital Management, LLC, the Trust’s investment adviser.

The Board of Trustees has established an Audit Committee comprised of the three “disinterested” trustees.  The Audit Committee is responsible for retaining and overseeing the Trust’s independent auditors and approving the services performed by them, and for overseeing the Trust’s financial reporting process, accounting principles and its system of internal accounting controls.  The Audit Committee is also responsible for overseeing our legal compliance and ethics programs.  The Audit Committee operates under a written charter adopted by the Board of Trustees.  The Audit Committee met twice during the fiscal year ended July 31, 2005.  No other committees have been established by the Board of Trustees.  During the most recently completed fiscal year for the Trust, the Board of Trustees held four regular quarterly meetings and two special meetings and all of the Trustees attended at least 75% of these meetings.

Compensation

During the fiscal year ended July 31, 2005, disinterested trustees of Ambassador Funds received the following compensation from the Trust:

Trustee Compensation Table For the Fiscal Year Ended July 31, 2005
Name of Person, Position	Aggregate Compensation From Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Registrant Paid to Trustees
Nicholas J. DeGrazia, Trustee	$11,500	$0	$11,500
Ronald E. Hall, Trustee	$11,500	$0	$11,500
Conrad W. Koski, Trustee	$11,500	$0	$11,500

None of the Interested Trustees or officers of the Trust received any remuneration from the Trust during the fiscal year ended July 31, 2005.  None of the Disinterested Trustees owns any interest in the Adviser.  There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust.  For the fiscal year ending July 31, 2006, the Trustees will be paid an annual retainer of $3,000, regular meeting fees of $2,000 per meeting and special meeting fees of $500 per meeting for all of the funds that are part of Ambassador Funds.  None of the officers and none of the Trustees who are interested persons of Ambassador Funds will receive any compensation from the Fund for their service as such during the current fiscal year.

Share Ownership

Information about the shares of beneficial interest beneficially owned by the Trustees of Ambassador Funds as of April 30, 2006, in the Broadmarket Plus Fund is shown in the following table.

Name of Trustee	Dollar Range of Equity Securities held in each of the Ambassador Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee for all Ambassador Funds
DISINTERESTED TRUSTEES
Nicholas J. DeGrazia	Ambassador Broadmarket Plus Fund None	None
Ronald E. Hall	Ambassador Broadmarket Plus Fund None	None
Conrad W. Koski	Ambassador Broadmarket Plus Fund None	None
INTERESTED TRUSTEES
Brian T. Jeffries	Ambassador Broadmarket Plus Fund None	$1 to $10,000
Gregory A. Prost	Ambassador Broadmarket Plus Fund None	None

Indemnification of Trustees and Officers

The Ambassador Funds Agreement and Declaration of Trust provides that Ambassador Funds will, to the fullest extent permitted by law, indemnify our Trustees and officers against all liabilities and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with Ambassador Funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith and in the reasonable belief that their actions were in the best interests of the Trust, or that such indemnification would relieve any officer or Trustee of any liability to Ambassador Funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.  Ambassador Funds, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Investment Adviser

Ambassador Capital Management, L.L.C. (“ACM” or the “Adviser”), is the investment adviser to the Broadmarket Plus Fund.  ACM is an independent, employee-owned investment advisory firm dedicated exclusively to the fixed income investment management business.  Founded in 1998, ACM specializes in providing management of fixed income and cash portfolios for public and private sector retirement plans, municipalities, corporations, endowments and foundations.  ACM is headquartered in Detroit and maintains an office in Chicago.  ACM is controlled by Brian T. Jeffries, President and Chief Executive Officer of ACM, and Gregory A. Prost, Vice President of ACM, each of whom owns more than 25% of the voting securities of ACM.

Under an Investment Advisory Agreement with the Trust, ACM, at its expense, furnishes a continuous investment program for the Broadmarket Plus Fund and makes investment decisions on its behalf, all subject to such policies as the Trustees determine.  Investment decisions are subject to the provisions of the Trust’s Declaration of Trust and By-Laws, and the 1940 Act.  In addition, ACM makes decisions consistent with the Broadmarket Plus Fund’s investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish.

The Trust pays an investment advisory fee to ACM, out of the assets of the Fund, accrued daily and paid monthly, equal to one-twelfth (1/12th ) of 0.40% of the Fund’s average daily net assets during each month.  In addition, the Adviser has agreed to waive a portion of this advisory fee until July 31, 2007, so that the total operating expenses of the Fund do not exceed 0.18% of the Fund’s average daily assets during any fiscal year.

The Investment Advisory Agreement may be terminated without penalty with respect to the Fund at any time by the vote of the Trustees, by the shareholders of the Fund or by ACM upon 60 days’ written notice.  The Investment Advisory Agreement may be amended by the mutual agreement of the Trust and ACM, except where the 1940 Act requires such amendment to have the approval of the shareholders of the Fund.  The agreement also terminates without payment of any penalty in the event of its assignment.  The Investment Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually in the manner required by the 1940 Act.

Portfolio Management Team.  Gary R. Schaefer, Gregory A. Prost and Kathryn J. Nurre of ACM make up the portfolio management team for the Fund.  The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of July 31, 2005:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (-000s)	Pooled Investment Vehicle Accounts	Assets Managed (-000s)	Other Accounts	Assets Managed (-000s)	Total Assets Managed (-000s)
Gary R. Schaefer	3	$ 13,245	0	$0	0	$0	$ 13,245
Gregory A. Prost	1	$310,000	0	$0	4	$243,000	$553,000
Kathryn J. Nurre	1	$310,000	0	$0	6	$242,000	$552,000

Portfolio Management Conflicts of Interest.  As indicated in the table above, ACM personnel may be part of the portfolio management team servicing numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  ACM portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager or other team member devoting unequal time and attention to the management of a particular account.  Although the Adviser does not track the time a portfolio manager spends on a single account, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  The Adviser seeks to manage competing interests for the time and attention of a portfolio management team by having portfolio management teams focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio management team within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio management team will vary.

Conflicts of interest may arise where some accounts managed by a particular portfolio management team have higher fees than the fees paid by other accounts.  Because each portfolio manager’s compensation is affected by revenues earned by the Adviser, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

In addition, to the extent that trade orders are aggregated conflicts may arise when aggregating and/or allocating aggregated trades.  The Adviser may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Adviser’s Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940.  Furthermore, senior personnel of the Adviser periodically review the performance of all portfolio managers.

Portfolio Management Team Compensation.  Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below.  The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.  In addition to base compensation, portfolio managers may receive discretionary compensation.  The compensation paid to portfolio managers is not based upon the Fund’s performance fee achievement.

Discretionary compensation generally consists of an annual cash bonus.  Several factors are employed by ACM to determine discretionary compensation for the portfolio managers, which can vary by portfolio management team and circumstances.  In order of relative importance, these factors include:

•

Investment performance (pre-tax) of the accounts managed by the portfolio manager.  Pre-tax investment performance is calculated for one-, three- and five-year periods measured against a fund’s primary benchmark, the Standard & Poor’s 500 Stock Index.  Generally, the greatest weight is placed on the three- and five-year periods;

•

Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

•

Contribution to the business objectives of the Adviser;

•

The dollar amount of assets managed by the portfolio manager;

•

Market compensation survey research by independent third parties; and

•

Other qualitative factors, such as contributions to client objectives.

Portfolio Management Team Fund Ownership.  Because the Fund had not yet commenced operations as of July 31, 2005, the portfolio managers did not own any equity securities in the Fund as of such date.

Brokerage Transactions

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, ACM looks for prompt execution of the order at a favorable price.  In working with dealers, ACM will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere.  ACM makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

ACM may select brokers and dealers who offer brokerage and research services.  These services may be furnished directly to the Fund or to ACM and may include:

•

advice as to the advisability of investing in securities;

•

security analysis and reports;

•

economic studies;

•

industry studies;

•

receipt of quotations for portfolio evaluations; and

•

similar services.

ACM exercises reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions.  ACM determines in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.  Research services provided by brokers and dealers may be used by ACM in advising the Fund and other accounts.  To the extent that receipt of these services may supplant services for which ACM might otherwise have paid, it would tend to reduce expenses.

Although investment decisions for the Fund described herein are made independently from those of the other accounts managed by ACM, investments of the type the Fund may make may also be made by those other accounts.  When the Fund and one or more other accounts managed by ACM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by ACM to be equitable to each.  In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.  In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Administrator and Fund Accountant

The Trust has entered into an Administration Agreement and a Fund Accounting Agreement with Fund Services Group, LLC (“Fund Services”) pursuant to which Fund Services provides administrative and fund accounting services to each series of the Trust.  Fund Services is 45.5% owned by Monetta Financial Services, Inc., and 45.5% owned by Ambassador Capital Management, L.L.C., the Adviser to the Broadmarket Plus Fund.  The remaining 9% is owned by the employees of Fund Services.  The Administration Agreement provides that each respective series of the Trust shall pay to Fund Services compensation at the following annual rate:  4 basis points (0.04%) on the first $500 million in net assets of the series of the Trust;  3 basis points (0.03%) on the next $500 million of net assets of the series of the Trust; and 2 basis points (0.02%) on net assets of the series of the Trust in excess of $1 billion.  A minimum annual fee of $30,000 per series applies.  The Fund Accounting Agreement provides that the Fund shall pay to Fund Services compensation at the following annual rate per series:  $30,000 on the first $200 million in net assets of the series of the Trust; 1 basis point (0.01%) on the next $300 million in net assets of the series of the Trust; 1/2 basis point (0.005%) on the net assets of the series of the Trust in excess of $500 million.  The compensation under both agreements is calculated and accrued daily and paid monthly.  In addition to the fees set forth above, the Fund also reimburses Fund Services for its reasonable out-of-pocket expenses.

Fund Services’ responsibilities while acting as administrator are described in the Administration Agreement with the Fund, and include administrative services, such as calculating expenses and related disbursements, assisting with the preparation of regulatory filings (including prospectuses), shareholder communications, supervising the Fund’s transfer agent, calculating performance data and other related affairs of the Fund.  Fund Services’ responsibilities while acting as fund accountant are described in a separate Fund Accounting Agreement with the Fund, and include portfolio accounting services such as maintaining Fund books and records, performing daily accounting services, preparing various reports and other related services.

Transfer Agent

The Trust has entered into a Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”).  Pursuant to this agreement, the Fund pays USBFS shareholder account fees, activity charges, service charges and various out-of-pocket expenses.  The Fund will pay USBFS at the annual rate of 1 basis point (0.01%) on the net assets of the Fund with a minimum annual fee of $15,000.  USBFS’s responsibilities as Transfer Agent include receiving and processing orders and redemption requests, maintaining shareholder accounts and records, mailing reports to shareholders, preparing and filing Form 1099s with the U.S. Department of Treasury and other related services.

Custodian

The Trust has entered into a Custody Agreement with U.S. Bank National Association, whose address is 425 Walnut Street, Cincinnati, Ohio, 45202, pursuant to which that bank was appointed as custodian (the “Custodian”) for the Fund’s portfolio securities.  This Custody Agreement provides that the Custodian will be paid portfolio transaction fees, in addition to an annual fee based on the following terms:  3 basis points on the first $20 million in market value per fund; 2 basis points on the next $20 million of market value per fund; and 1 basis point on the balance.  A minimum annual fee of $4,800 per fund is required.

The Custodian is responsible for the safekeeping of the Fund’s assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee and maintenance of bank accounts on behalf of the Fund.

Registered Independent Public Accounting Firm

KPMG LLP, whose address is 303 East Wacker Drive, Chicago, IL 60601-5212, was appointed on September 13, 2005, to serve as the registered independent public accounting firm for the Fund for the Fund’s fiscal year ending July 31, 2006.

Legal Counsel

Dykema Gossett PLLC, whose address is 400 Renaissance Center, Detroit, Michigan 48243, serves as legal counsel to the Trust.

Principal Holders of Securities

As of February 28, 2006, no person owned of record or beneficially 5% or more of the shares of the Fund and none of the Trustees or officers, individually or as a group, owned any of the shares of the Fund.

Code of Ethics

The Trust and the Adviser have each adopted a code of ethics which complies with Rule 17j-1 under the Investment Company Act.  This codes of ethics is designed to prevent trustees/directors, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of each of the Fund from using that information for their personal benefit or to the disadvantage of any of the Fund.  The code of ethics does permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Fund, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments).  The code of ethics is on public file with and are available from the Securities and Exchange Commission.

Proxy Voting Policies and Procedures

Because the Fund may hold various equity securities in its portfolio, it may occasionally have the right to vote by proxy on items of business that the issuers of those securities present to shareholders from time to time.  The Trust has adopted a proxy voting procedure whereby, subject to oversight from the Trust’s Board of Trustees, the Adviser, which actually manage the assets of the Fund, has been delegated the responsibility for assessing and voting the Fund’s proxies in accordance with the Adviser’s own proxy voting policies and procedures.  These policies and procedures include specific provisions to determine when a conflict exists between the Fund and the Adviser or its affiliates.  A copy of the proxy voting policies and procedures of the Adviser are attached to this SAI as Appendix B.

An annual record of all proxy votes cast by the Fund during the most recent 12-month period ended June 30 can be obtained, free of charge, upon request, by calling (800) 992-0444, or by viewing the Ambassador Funds’ Report on Form N-PX on the SEC’s website at http://www.sec.gov.

SHAREHOLDER RIGHTS

As of the date of this SAI, the Fund offers one classes of shares, Institutional Shares.  Shares of the Fund, representing beneficial interests in the Fund, are fully transferable.  Each share is entitled to dividends declared by the Trustees, and if the Fund is liquidated, shareholders will receive the net assets of the Fund attributable to the shares held.

All shareholders are entitled to one vote for each share held on the record date for any action requiring a shareholder vote, and a proportionate fractional vote for each fractional share held.  Ambassador Funds shareholders will vote in the aggregate and not by Fund, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the Fund.  The rights of shareholders cannot be modified without a majority vote.

Neither the Trust nor the Fund is required to hold annual meetings of shareholders for the purpose of electing Trustees, except that (i) we are required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.  In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Fund at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding shares of the Fund.  Upon written request by the holders of shares representing 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, we will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund.  The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund.  Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholder inquiries regarding shares of the Fund should be directed (by mail) to Ambassador Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, telephone:  800-992-0444

DETERMINATION OF NET ASSET VALUE

Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for regular trading.  The procedures for purchasing and redeeming shares are explained in the Fund’s Prospectus under “Investing in the Fund” and “Redeeming Fund Shares.”  Net asset value is calculated at 4:00 p.m., Eastern Time or, if necessary, as of the close of business of the New York Stock Exchange.

The Appendix to this Statement of Additional Information identifies the two principal Nationally Recognized Statistical Rating Organizations (“NRSRO”) that may be utilized by ACM with regard to fixed income investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO.  A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

TAXATION

Tax Status of the Fund

The Broadmarket Plus Fund will pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.  To qualify for this treatment, the Fund must, among other requirements:

•

derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

•

invest in securities within certain statutory limits; and

•

distribute to its shareholders at least 90% of its net income earned during the year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its income at corporate rates, and could be required to recognize net unrealized gains and make distributions of any accumulated earnings and profits before requalifying as a regulated investment company that is accorded special tax treatment.  In addition, all distributions by the Fund would be taxed as if made by a regular corporation thus the Fund could not pay exempt-interest or capital gains dividends.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, it will be subject to a 4% excise tax on the undistributed amounts.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Tax Status of Shareholders

Shareholders are subject to federal income tax on dividends received as cash or additional shares.  No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.  These dividends and any short-term capital gains are taxable as ordinary income.

Capital gains experienced by the Fund could result in an increase in dividends.  Capital losses could result in a decrease in dividends.  If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a non-taxable return of capital to the extent of a shareholder’s tax basis in his shares.  If the shareholder’s basis has been reduced to zero, any additional return of capital distributions will be taxable as capital gain.

In general, the Fund is required to withhold 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of shares of the Fund.  No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, investors are urged to consult their tax advisors with specific reference to their own tax situation.

PERFORMANCE INFORMATION

The Broadmarket Plus Fund may from time to time include their “average annual total return” in communications to present or prospective investors. “Average annual total return” is the annual percentage change in an investment in the Fund over a stated period of time.  The Fund will compute average annual total return using the following formula:

P(1+T)n  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years (as a power)

ERV =

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, the Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund’s net asset value per share on the reinvestment date.  The Fund does not have any sales load that is payable by shareholders which could affect their calculations of average annual total return.

FINANCIAL STATEMENTS

The report of KPMG LLP, registered independent public accounting firm, and the audited financial statements of the Broadmarket Plus Fund, will be contained in the Ambassador Funds Annual Report to Shareholders for each fiscal year, and such report and financial statements are hereby incorporated by reference into this Statement of Additional Information.  Ambassador Funds will furnish a copy of its Annual Report to shareholders, without charge, upon request made to Ambassador Funds, 211 West Fort Street, Suite 720, Detroit, Michigan 48226.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

APPENDIX A--DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.  (“S&P”)

AAA -- Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated D are in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The S&P ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

Moody’s Investors Service, Inc.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

A-1

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

A-2

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES
OF AMBASSADOR CAPITAL MANAGEMENT, L.L.C.

Ambassador Capital Management. L.L.C. (“ACM”) views seriously its responsibility to exercise voting authority over securities which form part of its clients’ portfolios.  Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

In voting proxies, ACM will consider, on a case-by-case basis, factors that may affect the value of managed investments on behalf of the beneficial owners.  Beneficial owners include both clients for whom ACM acts as investment manager and the beneficial owners of our client’s investments.  While our proxy voting policy serves as a guideline, our fiduciary duty to the beneficial owners requires us to examine each resolution offered in the context in which it applies.  For this reason, there may be instances in which the shares may not be voted in strict adherence to these guidelines.

ACM will review each proxy statement separately and base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security.   Nonetheless, a number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board.  ACM follows proxy voting procedures that allow us to vote on these issues in a uniform manner.

Routine proxy matters are generally considered by our proxy designee, who is responsible for determining that all proxies are voted in accordance with these policies.  That person will cast his or her votes in accordance with this Proxy Voting Policy and the Proxy Voting Procedures. Any non-routine matters are referred to the Senior Portfolio Manager for the portfolio that holds the security at issue.  Votes cast by us are recorded by the Proxy Designee.  Any client who requests it, may obtain our record as to such votes for shares owned by that client.

Key Proxy Voting Issues

•

Election of Directors and Appointment of Auditors -- We vote for management’s proposed directors in uncontested elections.  For contested elections, we vote for candidates that best serve shareholders’ interests.  We vote to ratify management’s appointment of independent auditors.

•

Increase Authorized Capital -- We vote for these proposals in the absence of unusual circumstances.

•

Preference Shares -- We will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues.  Generally we will not oppose proposals to authorize the issuance of preferred shares.  We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

•

Dual Capitalization, other Preferential Voting Rights -- We will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights.  We are concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole.  This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

•

Mergers and acquisitions -- All proposals are reviewed on a case by case basis by taking the following into consideration: (1) whether the proposed acquisition price represents

B-1

fair value; (2) whether shareholders could realize greater value through other means and (3) whether shareholders receive fair treatment under the merger acquisition terms.

•

Restructuring and Recapitalization -- All proposals are reviewed on a case-by-case basis taking the following into consideration: (1) whether the proposed restructuring or recapitalization is the best means of enhancing shareholder values and (2) whether the company’s long term prospects will be positively affected by the proposal.

•

Director Indemnification -- We will generally vote for proposals to provide corporate indemnification for directors.

•

Share Option Plans -- We will generally vote against proposals that authorize: (i) More than 10% of the company’s outstanding shares to be reserved for the award of share options; or (ii) The award of share options to employees or non-employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or (iii) The exchange of outstanding options for new ones at lower exercise prices.

Shareholder Proposals - Corporate Governance Issues

•

Majority Independent Board -- We will generally vote for proposals calling for a majority outside board.

•

Executive Compensation --We will generally vote against proposals to restrict employee compensation.  We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein.  On a case by case basis, we will vote for proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board.

All other matters

•

We will vote matters not described above on a case-by-case basis, using the guidelines outlined above.

Conflicts of interest

•

By prohibiting our adviser representatives from serving as directors of publicly traded companies, we limit the circumstances where conflicts of interest may arise.  Nevertheless, we recognize that on rare occasions, we may be responsible for a proxy vote in which our interests might be affected.  On those occasions ACM will consider whether the interests of our clients and beneficial shareholders are in conflict with our own.  If there is no potential conflict we will vote in accordance with the policies outlined above.  Where there appears to be a conflict between our interests and those of our clients or their beneficial owners, we will vote in the interests of them and against our own.  We will document our conclusions as to votes that appear to affect our own interests.

B-2